                                                                   EXHIBIT 10.26

                                Lease Agreement
                            Basic Lease Information

Lease Date:                   December 29, 1999

Landlord:                     LINCOLN-RECP HELLYER OPCO, LLC,
                              a Delaware limited liability company

Landlord's Address:           c/o Legacy Partners Commercial, Inc.
                              101 Lincoln Centre Drive, Fourth Floor
                              Foster City, California 94404-1167

Tenant:                       POWER INTEGRATIONS, INC.,
                              a Delaware corporation

Tenant's Address:             477 N. Mathilda Avenue, Sunnyvale, California 94086
                              changing to 5245 and 5265 Hellyer Avenue, San Jose, California 95138

Premises:                     Estimated to be approximately 118,632 rentable square feet as shown on Exhibit A
                                                                                                     ---------

Premises Address:             5245 Hellyer Avenue (Building A) and 5265 Hellyer Avenue (Building B)
                              San Jose, California 95138

                              Buildings A & B:                     Approximately 118,632 rentable square feet
                              Lot (Building's tax parcel):         APN 678-20-040
                              Park: Hellyer Oaks Technology Park:  Approximately 177,948 rentable square feet

Term:                         June 1, 2000 ("Commencement Date"), through
                              May 31, 2010 ("Expiration Date")

Base Rent ((P)3):             Seventy Six Thousand Five Hundred Seventeen and 64/100 Dollars ($76,517.64) per month ($.645 NNN per rentable square foot) commencing June 1, 2000 through July 31, 2000.

Adjustments to Base Rent:     Effective August 1, 2000, the Base Rent shall increase to $153,035.28 per month ($1.29 NNN per rentable square foot)
                              Effective June 1, 2001, the Base Rent shall increase to $159,156.69 per month ($1.3416 NNN per rentable square foot)
                              Effective June 1, 2002, the Base Rent shall increase to $165,522.96 per month ($1.3953 NNN per rentable square foot)
                              Effective June 1, 2003, the Base Rent shall increase to $172,143.88 per month ($1.4511 NNN per rentable square foot)
                              Effective June 1, 2004, the Base Rent shall increase to $179,029.63 per month ($1.5091 NNN per rentable square foot)
                              Effective June 1, 2005, the Base Rent shall increase to $186,190.82 per month ($1.5695 NNN per rentable square foot)
                              Effective June 1, 2006, the Base Rent shall increase to $193,638.45 per month ($1.6323 NNN per rentable square foot)
                              Effective June 1, 2007, the Base Rent shall increase to $201,383.99 per month ($1.6976 NNN per rentable square foot)
                              Effective June 1, 2008, the Base Rent shall increase to $209,439.34 per month ($1.7655 NNN per rentable square foot)
                              Effective June 1, 2009, the Base Rent shall increase to $217,816.93 per month ($1.8361 NNN per rentable square foot )

Advance Rent ((P)3):          One Hundred Seventy Nine Thousand One Hundred Ninety-Three and 64/100 Dollars ($179,193.64)

Security Deposit ((P)4):      Two Hundred Forty Three Thousand Nine Hundred Seventy-Five and 28/100 Dollars ($243,975.28)

*Tenant's Share of Operating Expenses ((P)6.1):             66.67% of the Park
*Tenant's Share of Tax Expenses ((P)6.2):                   66.67% of the Park
*Tenant's Share of Common Area Utility Costs ((P)7.2):      66.67% of the Park
*Tenant's Share of Utility Expenses ((P)7.1):                 100% of the Buildings

*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((P)9):  The Premises shall be used solely for the office, administration, marketing, sales, R&D and light manufacturing of electronic components and for no other purposes without Landlord's prior written consent, which shall not be unreasonably withheld, but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof

Unreserved
Parking Spaces:          Four hundred twenty-nine (429) non-exclusive and non-designated spaces and ten (10) designated spaces for
                         Tenant's exclusive use.

Broker ((P)38):     Colliers International for Tenant
                    Colliers International for Landlord

Exhibits:           Exhibit A -  Premises, Building, Lot and/or Park
                    Exhibit B -  Tenant Improvements
                    Exhibit C -  Rules and Regulations
                    Exhibit D -  [Intentionally Omitted]
                    Exhibit E -  Tenant's Initial Hazardous Materials Disclosure
                                 Certificate
                    Exhibit F -  Change of Commencement Date - Example
                    Exhibit G -  Sign Criteria
                    Exhibit H -  Subordination, Non-Disturbance and Attornment
                                 Agreement
                    Exhibit I -  Shell Improvement Plans

Addenda:            Addendum 1-  Options to Extend the Lease

                               Table of Contents

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Section                                                                                           Page
   1.   Premises.................................................................................  4
   2.   Occupancy; Adjustment of Commencement Date...............................................  4
   3.   Rent.....................................................................................  4
   4.   Security Deposit.........................................................................  5
   5.   Condition of Premises; Improvements......................................................  5
   6.   Additional Rent..........................................................................  5
   7.   Utilities and Services...................................................................  7
   8.   Late Charges.............................................................................  8
   9.   Use of Premises..........................................................................  8
  10.   Alterations; Surrender of Premises.......................................................  9
  11.   Repairs and Maintenance.................................................................. 10
  12.   Insurance................................................................................ 10
  13.   Waiver of Subrogation.................................................................... 11
  14.   Limitation of Liability and Indemnity.................................................... 11
  15.   Assignment and Subleasing................................................................ 12
  16.   Ad Valorem Taxes......................................................................... 13
  17.   Subordination............................................................................ 14
  18.   Right of Entry........................................................................... 14
  19.   Estoppel Certificate..................................................................... 14
  20.   Tenant's Default......................................................................... 15
  21.   Remedies for Tenant's Default............................................................ 15
  22.   Holding Over............................................................................. 16
  23.   Landlord's Default....................................................................... 16
  24.   Parking.................................................................................. 16
  25.   Sale of Premises......................................................................... 16
  26.   Waiver................................................................................... 17
  27.   Casualty Damage.......................................................................... 17
  28.   Condemnation............................................................................. 18
  29.   Environmental Matters/Hazardous Materials................................................ 18
  30.   Financial Statements..................................................................... 20
  31.   General Provisions....................................................................... 20
  32.   Signs.................................................................................... 21
  33.   Mortgagee Protection..................................................................... 21
  34.   Quitclaim................................................................................ 21
  35.   Modifications for Lender................................................................. 21
  36.   Warranties of Tenant..................................................................... 21
  37.   Compliance with Americans with Disabilities Act.......................................... 21
  38.   Brokerage Commission..................................................................... 22
  39.   Quiet Enjoyment.......................................................................... 22
  40.   Landlord's Ability to Perform Tenant's Unperformed Obligations........................... 22
  41.   Satellite Dish........................................................................... 22
  42.   Tenant's Ability to Perform Landlord's Unperformed Obligations........................... 23

                                Lease Agreement



Date:     The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1.   Premises

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby acknowledge and agree that as of the Lease Date the Building has not been constructed on the Lot and all of the Buildings have not been fully constructed within the Park. Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change during the Term of this Lease commensurate with any modifications by Landlord, and Tenant's Share shall accordingly change.

2.   Occupancy; Adjustment of Commencement Date

     2.1 If on February 1, 2000, Landlord has not delivered possession of the Premises with only the Shell Improvements (defined in Section 5.2 below) Substantially Completed (as defined in Exhibit B hereto), Landlord shall not be
                                       ---------
subject to any liability nor shall the validity of the Lease be affected (except as otherwise provided in this Section 2.1); provided, the Lease Term and the obligation to pay Rent shall commence on the date which is the earlier to occur of (i) the date on which Tenant has Substantially Completed the Tenant Improvements (as defined in Exhibit B hereto) plus the number of days due to any
                            ---------
Landlord Delays or Tenant's Force Majeure Delays (as defined in Exhibit B) which actually cause Tenant a delay in commencing the Tenant Improvements or (ii) the date which is one hundred twenty (120) days after Landlord has Substantially Completed the Shell Improvements plus the number of days due to any Landlord Delays or Tenant Force Majeure Delays. For all purposes in this Lease, the Substantial Completion of the Shell Improvements being constructed by Landlord and the Tenant Improvements being completed by Tenant shall be determined separately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified herein, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify
                             ---------
the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. If for any reason the Shell Improvements have not been Substantially Completed by June 1, 2000, which date shall be extended one (1) day for each day of Force Majeure Delays (as defined in Section 8 of Exhibit B hereto) then Tenant may terminate this Lease.
                        ---------
Tenant must exercise such right, if at all, on or before June 7, 2000, or such right shall be null and void and of no further force or effect. In the event of the proper termination of this Lease by Tenant, Landlord shall promptly return the Security Deposit and any prepaid Rent then deposited by Tenant with Landlord, and neither party shall have any further obligation or liability to the other.

     2.2 Within three (3) business days after the Substantial Completion of the Shell Improvements, representatives of Landlord and Tenant shall make a joint inspection of the Shell Improvements and the results of such inspection shall be set forth in a written list specifying the incomplete items as well as those items for which corrections need to be made (the "Punchlist Items"). Landlord and Tenant shall promptly (by no later than three (3) business days thereafter) and in good faith approve the written list of Punchlist Items. Landlord, at its sole cost and expense, shall use commercially reasonable efforts to cause the Punchlist Items to be promptly completed and/or corrected, as applicable, within a thirty (30) day period after such joint inspection. The performance of the work associated with the Punchlist Items shall be performed in such a manner so as not to preclude or substantially prevent Tenant's ability to install and construct the Tenant Improvements in the Premises. Upon the completion of the Punchlist Items, to Tenant's reasonable satisfaction, Tenant shall immediately notify Landlord in writing that such items have been completed to Tenant's reasonable satisfaction. In addition to the Punchlist Items, Landlord shall also use commercially reasonable efforts to cause the general contractor to correct any other patent deficiencies or defects in the Shell Improvements during the thirty (30) day period following Substantial Completion of the Shell Improvements. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned patent deficiencies or defects within said 30-day period, Landlord shall have no obligation to perform any such work thereafter. Landlord shall provide Tenant with a customary warranty equal in scope to that warranty which shall be provided by the Shell Improvements general contractor to Landlord for the Shell Improvements for a period of one (1) year following substantial completion; provided however any claim by Tenant under said warranty must be made by Tenant in writing within said one (1) year period and must include the specific nature of the problem.

     2.3 Landlord shall permit Tenant to enter and occupy the Premises prior to the Substantial Completion of the Shell Improvements for the limited purpose of performing the Tenant's Pre-Occupancy Work (defined in Exhibit B hereto).
                                                       ---------
Landlord shall consult with its general contractor and shall notify Tenant, in writing, of the date on which Tenant may commence such limited purpose occupancy. In no event may Tenant conduct its business or operations from the Premises until after the Commencement Date. Such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including the requirement to perform all of Tenant's obligations hereunder, including without limitation, the requirement to pay the Advance Rent, and the Security Deposit, and to obtain the insurance and deliver insurance certificates as required pursuant to Section 12 and Exhibit B to this Lease. In addition to the
                           ---------
foregoing and the provisions of Exhibit B hereto regarding such early occupancy,
                                ---------
Landlord shall have the right to impose additional reasonable conditions on Tenant's early entry and occupancy.

3.   Rent

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 and Exhibit B to this Lease.
                                                       ---------
Tenant agrees to pay Landlord the Base Rent, without (except as otherwise provided herein) prior notice or demand, abatement, offset, deduction or claim, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of expiration or termination occurs, as the case may be.

4.   Security Deposit

Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. As soon as practicable after the expiration or earlier termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore and repair the Premises to the condition required by this Lease together with a statement from Landlord outlining the amounts withheld. If the cost to restore and repair the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.


5.   Condition of Premises; Improvements

     5.1 Tenant hereby agrees to accept the Premises upon Landlord's Substantial Completion of the Shell Improvements as suitable for Tenant's intended use and as then being in good operating order, condition and repair in its then "AS IS" condition, except as otherwise set forth in Exhibit B attached
                                                             ---------
hereto.  The Tenant Improvements (as such term is defined in Exhibit B hereto)
                                                             ---------
shall be installed in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. By taking possession of the Premises with
                        ---------
only the Shell Improvements Substantially Completed, Tenant shall be deemed to have accepted the Premises in good, clean and completed condition and state of repair, except as otherwise provided in Exhibit B herein. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of
---------
Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties.

     5.2 The term "Shell Improvements" as used herein shall mean and refer to the following described improvements only: (i) the site work and building structure, including foundations, slab on grade, roof framing, roofing, exterior walls of the Building including exterior doors (per original shell design) and concrete wall panels; (ii) utilities brought to a perimeter electrical room within the Building, including electrical power with the main meter section cabinet set and, water and sewer; (iii) gas line stubbed to a location on the exterior of the Building (iv) fire sprinkler mains and branch lines (per original shell design) with sprinkler heads (excluding modification required for Tenant Improvements); and (v) pit core for elevator. Without limiting the generality of the foregoing, the term "Shell Improvements" shall expressly exclude all Tenant Improvements and other improvements including, without limitation, the following: (a) underslab plumbing (excluding the main sewer lines in the Buildings), (b) finish carpentry, (c) interior doors, windows and hardware, (d) interior finishes, (e) drywall partitions (including demising walls separating the Premises from the contiguous space), (f) acoustic ceiling,
(g) floor and window coverings, (h) casework, (i) dock equipment, (j) plumbing,
(k) electrical wiring and distribution, and electrical panels and meters, (l) heating, ventilation and air conditioning, and any structural improvements or engineering costs related thereto, (m) roof screens, (n) fire sprinkler finish,
(o) in-rack fire sprinklers, draft curtains, smoke vents, hose racks and pallet racking, (p) security systems, (q) phone and data lines, (r) insulation, (s) slab treatment, and (t) additional doors required for Tenant's use or occupancy. Any deviation from the foregoing may only be made by Landlord in its sole discretion. Notwithstanding the above, the Shell Improvements for Building B shall be substantially the same as the improvements for Building A.

6.   Additional Rent

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent"), subject to the exclusions outlined herein.

     6.1 Operating Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises, the Building, the Lot and the Park. These Operating Expenses may include, but are not limited to, Landlord's cost of:

          6.1.1 repairs to, and maintenance of, the non-structural portions of the roof, the roof membrane and the non-structural elements of the perimeter exterior walls of the Building;

          6.1.2 maintaining the outside paved area, landscaping and other common areas of the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

          6.1.3 annual insurance premium(s) for insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least nine
(9) months commencing on the date of loss, and subject to the provisions of
Section 27 below, any deductible;

          6.1.4 (i) modifications and/or new improvements to the Building, the Common Areas, and/or the Park occasioned by any rules, laws or regulations becoming effective subsequent to the date on which the Shell Improvements are Substantially Completed; (ii) reasonably necessary replacement improvements to the Building, the Common Areas and the Park after the Commencement Date (including items of the type referred to in Section 11.2 herein); and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole but reasonable discretion, provided, however if there are modifications necessitated by any such rules, laws or regulations or there are replacement or new improvements outlined in (i), (ii) and (iii) above which are required to be made to the Building, the Common Areas and/or the Park which are in the nature of capital improvements whether or not required by any such rules, laws or regulations then the costs of such modifications and new or replacement improvements shall be amortized over a reasonable period which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of the modifications or replacement improvements in question (at an interest rate as reasonably determined by Landlord) and Tenant shall pay its pro rata share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses;

          6.1.5 preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection, if Landlord elects to so procure;

          6.1.6 security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole but reasonable discretion such services are provided;

          6.1.7 supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

          6.1.8 the repairs and maintenance items set forth in Section 11.2 below;

          6.1.9 any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body; and

          6.1.10 the management and administration of all or any portion of the Premises, the Building, and/or the Park, including a property management fee not to exceed three percent (3%) of Rent, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Park or off-site, payroll taxes and legal and accounting costs, and all fees, licenses and permits related to the ownership, operation and management of the Park.

     6.2 Operating Expense Exclusions: Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following: (i) costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Project; (ii) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Project; (iii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Project), leasing commissions, advertising expenses, and other costs incurred in connection with the original leasing of the Project or future re-leasing of any portion of the Project; (iv) depreciation of the Building or any other improvements or equipment situated within the Project; (v) any items for which Landlord is actually reimbursed by insurance or by direct reimbursement by any other tenant of the Project or other third party; (vi) costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26, below; (vii) other than any interest charges for capital improvements referred to in Section 6.1.1(iv) hereinabove, any interest or payments on any financing for the Building, or the Project including principal and ground leases, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (viii) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 hereof;
(ix) Landlord's cost for the repairs and maintenance items set forth in Section 11.3, below; (x) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; (xi) any payments under a ground lease or master lease; and (xii) costs for any work or materials covered under any applicable contractor or manufacturer warranty or guaranty; and (xiii) costs of correcting defects in the initial design or construction of the Shell Improvements or the repair or replacement of any original materials and equipment as a result of such defects (collectively, "Defect Costs"), as long as such defects are covered by warranties from the contractors performing such work and Landlord has actually received compensation therefor; provided, in the event such Defect Costs (subject to Section 11.3 herein) constitute capital improvements, and are not covered by warranties and/or Landlord has not received compensation therefor, such Defect Costs shall be included in Operating Expenses and amortized on the basis set forth in Section 6.1 of the Lease.

     6.3 Tax Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's Property (defined below). Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten
(10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, repair, use or occupancy by Tenant of the Premises or any portion of the Building. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord's failure to pay Tax Expenses when due.

     6.4 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.5 Annual Reconciliation: By May 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

     6.6 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, (unless such audit conducted reveals that Landlord has overstated the Additional Rent owed by Tenant, then Tenant may audit such item for previous years) during Landlord's reasonable business hours and not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate and promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.   Utilities and Services

In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all (i) water, sewer use, sewer discharge fees and sewer connection fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises; and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent.

     7.1 Utility Expenses: For any such utility fees, use charges or similar services that are not billed or metered separately to Tenant, including without limitation, water charges ("Utility Expenses"), Tenant shall pay to Landlord Tenant's Share of Utility Expenses, as Additional Rent. If Landlord reasonably determines that Tenant's Share is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. Tenant shall also pay Tenant's Share of any assessments, charges, and fees included within any tax bill for the Lot on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and/or any similar fees or charges, and any penalties related thereto resulting from Tenant's failure to timely pay such sums.

     7.2 Common Area Utility Costs: Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in Section 6.4 above.

     7.3 Miscellaneous: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building, or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.   Late Charges

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fourth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of taxes and expenses with respect to the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord an additional sum equal to seven and one half percent (7.5%) of such delinquent amount. Notwithstanding the foregoing, Landlord waives the late charge for the first two (2) instances during the Term of this Lease in which Tenant fails to timely pay Rent. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   Use of Premises

     9.1  Compliance with Laws, Recorded Matters, and Rules and Regulations:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions and any amendments or supplements thereto, and any licenses, restrictions, easements or similar instruments, conveyances or encumbrances which are at any time, and from time to time, required to be made by or given by Landlord in any manner relating to the development of the Park, the construction of the Shell Improvements and/or the construction of the Tenant Improvements (as such term is defined in Exhibit B hereto) (collectively, the
                                         ---------
"Development Documents"), (c) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (d) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease,
                         ---------
and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building, and the Park (collectively, the "Rules and Regulations"). Subject to Landlord's completion of the Shell Improvements, Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas, and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective. Except for the building and other permits and approvals required in connection with the Tenant Improvements outlined in Exhibit B, Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to any portion of the Park, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion.

     9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building and/or other buildings in the Park. The Premises shall not be used for any unlawful purpose, as reasonably determined by Landlord; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall not install any radio or television antenna, satellite dish (except as provided in Section 41 herein), microwave, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters.

10.  Alterations; Surrender of Premises

     10.1 Alterations: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an "Alteration", and collectively, the "Alterations") to the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. However, Tenant shall be permitted to hang pictures and shelving and perform other similar minor decorating activities and to perform non-structural alterations not exceeding an aggregate of $25,000 during any calendar year without securing Landlord's prior consent ("Permitted Improvements"), provided that Tenant (i) complies with all pertinent building codes and fire, safety and other such governmental regulations, (ii) does not take any action which could in any way impact the structural, mechanical, electrical, maintenance, HVAC or plumbing systems of the Premises and/or exterior appearance of the Building and (iii) submits its plans for such Alterations to Landlord at least fifteen (15) business days prior to commencement of such Alterations (except as to minor decorative items and installations of furniture for which plans are not required). Within seven (7) business days following Landlord's receipt of Tenant's written notice with respect to Tenant's performance of any Permitted Improvements and at such time as Landlord may approve other Alterations, Landlord shall notify Tenant, in writing, whether or not Landlord will require Tenant to remove such Permitted Improvements and Alterations from the Premises upon the expiration or earlier termination of this Lease. In addition to the Permitted Improvements and Alterations outlined above, Landlord shall notify Tenant in writing within seven
(7) business days of receipt of the Final Preliminary Plans and Specifications (as defined in Exhibit B) which improvements are of a specialized nature and specific to Tenant's use ("Tenant Specific Tenant Improvements") Landlord shall require Tenant to remove from the Premises upon the expiration or earlier termination of this Lease. Notwithstanding the above, it is the intention of the parties that the base improvements constructed as part of the Tenant Improvements outlined in Exhibit B shall not be required to be removed by Tenant. If Landlord fails to notify Tenant within the seven (7) business day period it shall be deemed that Landlord has agreed to such Permitted Improvements, Alterations or Tenant Specific Tenant Improvements and such shall not be required to be removed by Tenant at the expiration or earlier termination of the Lease. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor (approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, provide additional insurance as required, and also such assurances to Landlord, including without limitation, waivers of lien, surety company performance bonds as Landlord shall require to assure payment of the costs thereof to protect Landlord, the Building, the Lot and the Park from and against any loss from any mechanic's, materialmen's or other liens. In addition, Tenant shall have the right to install (i) a covered walkway or enclosed walkway to connect Building A and Building B and (ii) Tenant's equipment and utility enclosure. Such structures shall be subject to Landlord's prior written review and approval and shall be subject to compliance with all applicable building codes, city planning department review and approval and other applicable governmental agencies. The design and construction of such structures shall be completed in such a manner as to meet Landlord's criteria and specifications as to architecture and project appearance, at Landlord's discretion.

     10.2 Surrender of Premises: At the end of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in substantially the same condition and repair (damage by acts of God, condemnation, casualty, and normal wear and tear excepted), but with all interior walls free of any damage and debris, any carpets cleaned (unless Landlord will remove to complete new improvements), all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) otherwise in accordance with the provisions of Section 29 hereof. Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains on any portion of the floors), and any unusual damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Park and repair any damage caused by such removal, and (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove any or all Alterations, Permitted Improvements, and Tenant Specific Tenant Improvements of which Landlord has notified Tenant in writing, at the time set forth in Section 10.1, that Landlord will require such removal, and to repair any damage caused by such removal. For purposes hereof, the term "Tenant's Property" shall mean and refer to all equipment, trade fixtures, furnishings, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the end of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 29 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 22 below) until the Premises are so surrendered in accordance with said provisions, and Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11.  Repairs and Maintenance

     11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, unless maintained by Landlord, (b) all plumbing work and fixtures, (c) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises,
(e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (g) all tenant signage, (h) lifts for disabled persons serving the Premises, (i) sprinkler systems, fire protection systems and security systems, except to the extent maintained by Landlord, and
(j) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Notwithstanding the above, the replacement or repair of equipment that is capital in nature shall be performed and financed by Landlord and reimbursed by Tenant as outlined in Section 6.1.4.

     11.2 Maintenance by Landlord: Subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to repair, maintain and replace as reasonably required the following items: fire protection services; the roof and roof coverings; the plumbing, electrical and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems located within and exclusively serving the Premises; any rail spur and rail crossing; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Notwithstanding anything in this
Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building, the Common Areas and/or the Park caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises, the Building, the Common Areas and/or the Park, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair.

     11.3 Landlord's Repairs and Maintenance Obligations: Subject to the provisions of Sections 27 and 28, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane). Landlord's obligation hereunder to repair and maintain such items is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time within which to perform such repairs and maintenance.

     11.4 Tenant's Failure to Perform Repairs and Maintenance Obligations: Other than the installation and maintenance of equipment installed pursuant to the terms and conditions of Exhibit B and Section 41, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord's reasonable costs for making such repairs and/or maintenance. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises and subject to Section 42 herein.

12.  Insurance

     12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); (vi) such other insurance as required by the provisions of Exhibit B hereto; and (vii) such other insurance or higher limits of liability
---------
as is then customarily required for similar types of buildings within the general vicinity of the Park or as may be reasonably required by any of Landlord's.

     12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 Additional Insureds and Coverage: Landlord, Landlord's property management company or agent, and any of Landlord's lender(s) having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

     12.4 Failure of Tenant to Purchase and Maintain Insurance: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease and such failure continues for three (3) days after notice to Tenant, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages and costs which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance.

     12.5 Landlord's Insurance: Landlord shall obtain and keep in force during the term of this Lease a policy of combined single limit bodily injury and property damage insurance, insuring Landlord, against liability for bodily injury and property damage with a limit of liability of at least $2,000,000 per occurrence and in the aggregate. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Building, and the Tenant Improvements to the extent of Landlord's actual interest therein, but not including Tenant's Property or alterations or improvements made to the Premises by or on behalf of Tenant (excluding the Tenant Improvements as limited above), in an amount of eighty percent (80%) of the full replacement value thereof excluding land costs, excavation costs, footings and foundations. The foregoing insurance shall provide protection against all perils within the classification of fire, extended coverage (as such term is used in the insurance industry), vandalism, malicious mischief, and to the extent available at commercially reasonable rates with a commercially reasonable deductible (as reasonably determined by Landlord), flood and/or earthquake insurance. The foregoing insurance policies may be procured and carried pursuant to a blanker policy of insurance covering additional properties other than the Building. Landlord's cost of obtaining and maintaining such insurance policies are included as one of the items comprising the Operating Expenses. Notwithstanding the above, while the project is owned by Lincoln-RECP Hellyer OPCO, LLC, Landlord shall obtain and keep in force insurance as outlined above in an amount of one hundred percent (100%) of the full replacement value (excluding flood and earthquake).

13.  Waiver of Subrogation

Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.  Limitation of Liability and Indemnity

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the

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prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building, and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Tenant Improvements, the Alterations or with the Tenant's Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air.

15.  Assignment and Subleasing

     15.1 Prohibition: Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant's Representatives (all of the foregoing are sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is sometimes referred to as a "Transferee"). No consent to any Transfer shall constitute a waiver of the provisions of this Section 15, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 15.

     15.2 Request for Consent: If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least fifteen (15) days (but not more than one hundred eighty (180) days) prior to the proposed commencement date of the Transfer (the "Proposed Effective Date") the following information and documents (the "Tenant's Notice"): (i) a description of the portion of the Premises to be transferred (the "Subject Space"); (ii) all of the terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements (to the extent available) for the previous three (3) most recent consecutive fiscal years; and (iv) the Plans and Specifications (defined below), if any. Tenant shall give Landlord the Tenant's Notice by registered or certified mail addressed to Landlord at Landlord's Address specified in the Basic Lease Information. Within fifteen (15) days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer and the election to recapture as set forth in
Section 15.5 below and shall provide the basis for such rejection of such transfer. If Landlord does not elect to recapture pursuant to the provisions of
Section 15.5 hereof and Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. If Landlord fails to respond to Tenant's Notice within Landlord's Response Period, then, after Tenant delivers to Landlord fifteen (15) days written notice (the "Second Response Period") and Landlord fails to respond thereto prior to the end of the Second Response Period, the proposed Transfer shall then be deemed approved by Landlord.

     15.3 Criteria for Consent: Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is or has been in material default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or materially differs from the uses permitted under this Lease, (c) the proposed Transferee does not intend to occupy a substantial portion of the Premises assigned or sublet to it, (d) Landlord reasonably disapproves of the proposed Transferee's business operating ability or history taking into account Tenant's continuing liability hereunder as provided in Section 15.4 hereof, (e) the proposed Transferee is a governmental agency or unit, (f) Landlord otherwise reasonably determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Project (unless such increase is paid directly by Tenant or Transferee), (g) either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, is negotiating with Landlord to lease space in the Building at such time, (h) the Transfer occurs during the time period between the Commencement Date and the date that at least ninety-five percent (95%) of the rentable square feet of the Project is leased, (i) the rent proposed to be charged by Tenant to the proposed Transferee during the term of such Transfer, calculated using a present value analysis, is less than ninety-five percent (95%) of the rent then being quoted by Landlord, at the proposed time of such Transfer, for comparable space in the Building or any other Building in the Project for a comparable term, calculated using a present value system, or (j) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord. Notwithstanding the above, items (h) and (i) as outlined herein, shall not apply to Transfers which are for a term of thirty six (36) months or less.

     15.4 Effectiveness of Transfer and Continuing Obligations: Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of

Exhibit E hereto (the "Transferee HazMat Certificate"), and (iii) Landlord's
---------
standard form of Consent to Assignment or Consent to Sublease (in substantially the same form attached as Exhibit J), as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord,

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either terminate all or any existing subleases or operate as an assignment to
Landlord of any or all of such subleases. Unless otherwise expressly agreed to in writing by Landlord, each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. Unless otherwise expressly agreed to in writing by Landlord, no Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. For purposes hereof, if Tenant is a business entity whose stock or other equity securities is not publicly traded, direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer and shall be subject to all the provisions hereof. Except for a permissible assignment in connection with a Permitted Transfer any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord's prior written consent, shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a material default by Tenant of this Lease unless such transfer is rescinded within five (5) business days after to Tenant of written notice specifying such default. As Additional Rent hereunder, Tenant shall pay to Landlord, a fee in the amount of five hundred dollars ($500) plus Tenant shall promptly reimburse Landlord for actual
                       ----
legal and other expenses incurred by Landlord in connection with any actual or proposed Transfer.

     15.5 Recapture: Except for a Permitted Transfer, if the Transfer (i) by itself or taken together with then existing or pending Transfers covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Building A, or (ii) is for a term which by itself or taken together with then existing or pending Transfers is greater than fifty percent (50%) of the period then remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the Subject Space described in the Tenant's Notice. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed Subject Space, or, if the proposed Subject Space covers all the Premises, it shall serve to terminate the entire Term of this Lease, in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any other portion of the Project. If this Lease is terminated pursuant to the foregoing provisions with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of rentable square feet retained by Tenant to the rentable square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Notwithstanding the above, Landlord may not recapture the portion of the Premises consisting of 59,316 square feet in Building B during the initial term of the Lease except in the event Tenant subleases or assigns the Lease for the remaining portion of the term of the Lease.

     15.6 Transfer Premium: If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent any "Transfer Premium" received by Tenant from such Transferee. The term "Transfer Premium" shall mean all rent, additional rent and other consideration payable by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the Transfer Premium after deduction for reasonable actual commissions paid by Tenant and in the event of a transfer of this Lease in connection with a sale of all or substantially all of Tenant's assets at the Premises, the amount, if any, allocated by Tenant to personal property or other assets of Tenant that are included in the consideration paid for such property or assets.

     15.7 Waiver: Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

     15.8 Related Entity: Except for a permissible assignment in connection with a Permitted Transfer, any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Notwithstanding anything to the contrary contained herein, so long as Tenant delivers to Landlord (1) at least fifteen (15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) The current financial statements of Tenant and the Related Entity including, without limitation, the balance sheet, statement of operations/income and statement of cash flow for the current fiscal year and the three prior fiscal years, and (4) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises, and so long as Landlord approves, in writing, of any change in the proposed use of the subject portion of the Premises, then Tenant may assign this Lease or sublease any portion of the Premises (X) to any Related Entity, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant whereby such new entity has an equal or greater net worth of Tenant as of the date on which any merger, consolidation or sale is effectuated, without having to obtain the prior written consent of Landlord thereto (the transactions described in (X) and (Y) above are referred to herein as a "Permitted Transfers"). For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry, and with an equal or greater net worth for the three (3) past fiscal quarters of operations as Tenant has as of the proposed transfer date. Any assignment to a Related Entity shall in no way relieve Tenant of any liability Tenant may have under this Lease and such assignee or sublessee shall be jointly and severally liable with Tenant hereunder.

16.  Ad Valorem Taxes

Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

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17.  Subordination

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or
(d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against the Premises, the Building and the Park in favor of U. S. Bank (the "Current Lender"). Within thirty (30) days of Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit H attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." Landlord shall (i) execute and notarize such agreement within thirty (30) days of Landlord's execution of this Lease and (ii) cause Current Lender to execute and notarize such agreement promptly after Landlord's and Tenant's execution and notarization of such non-disturbance agreement. If Landlord at any time during the Term of the Lease causes the Premises, the Building and the Park to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that may be requested to be executed and delivered by Tenant in connection therewith will not be the "Subordination, Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit H. Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of this Section 17 is conditioned upon Landlord delivering to Tenant from the lessor under such future ground or underlying lease or the holder of any such deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder.

18.  Right of Entry

Landlord and its agents shall have the right, following reasonable prior notice to Tenant (except in the case of an emergency) , to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair, maintenance and alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. During the last nine (9) months of the Lease Term, Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives.

19.  Estoppel Certificate

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing and in form and substance reasonably acceptable to Tenant certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other factual matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord;
(b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease.

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

20.  Tenant's Default

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default (after any applicable grace period or cure period to the extent provided in this Section 20) by Tenant of the provisions of this Lease:

     20.1 The abandonment of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

     20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) days of the date said payment is due after delivery of notice by Landlord that such payment is due;

     20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 29 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof, or (c) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement, an assignment or sublease agreement, an estoppel certificate and insurance certificates, (ii) ten (10) business days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1 hereof, and (iii) the time period specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by Section 11.1, or to timely deliver a subordination, non-disturbance and attornment agreement, an assignment or sublease agreement, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten (10) business day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;

     20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

     20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

     20.6 The making of any material misrepresentation or intentional omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease in circumstances where such misrepresentation or omission has a material adverse effect upon Landlord.

21.  Remedies for Tenant's Default

     21.1 Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     21.2 Damages Recoverable: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including but not without limitation, the cost of any unamortized Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto
                                                               ---------
to the extent Landlord has paid for such improvements, the unamortized portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.


     21.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, and such default is uncured at the time Tenant exercises any option, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.


     21.4 Waiver of a Default: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.


22.  Holding Over

If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.


23.  Landlord's Default

Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed (except in the case of an emergency or the existence of any failure by Landlord that has an immediate, direct and material adverse effect on Tenant's ability to operate from the Premises); provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.


24.  Parking

Tenant may use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but other than the ten (10) spaces designated for Tenant's exclusive use, Landlord shall not be required to enforce Tenant's right to use the same.


25.  Sale of Premises

In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this
Section 25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.  Waiver

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.


27.  Casualty Damage

     27.1 Casualty. If the Premises or any part [excluding any of Tenant's Property or any Alterations installed by or for the benefit of Tenant (collectively, the "Tenant's FF&E")] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) in less than two hundred seventy (270) days; or (b) two hundred seventy (270) days or more, from the date of such notice.

          27.1.1 Insured Damage Requiring Less Than 270 Days To Repair. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in less than two hundred seventy (270) days, this Lease shall not terminate and Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available and paid to Landlord and Tenant otherwise voluntarily contributes any shortfall thereof to Landlord to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). The Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same. If Landlord fails to substantially complete such repairs in less than two hundred seventy (270) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such period to be extended for delays caused by Tenant or any of Tenant's Representatives ("Tenant Delays") or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials ("Force Majeure Delays")], Tenant may within ten (10) business days after expiration of such two hundred seventy (270) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

          27.1.2 Major Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, in less than two hundred seventy (270) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises). If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant voluntarily contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same.

          27.1.3 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 27.3 below, if the Premises are substantially damaged or destroyed (which, for purposes of this Lease, shall mean more than twenty five percent (25%) of the Premises shall be damaged or destroyed) during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

     27.2 Deductible and Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this
Section 25. Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay its proportionate share of the deductible as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not voluntarily contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord or Tenant shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     27.3 Tenant's Fault and Lender's Rights. Notwithstanding anything to the contrary contained herein, if the Premises (other than Tenant's FF&E) or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage except to the extent any portion of the Rent is actually reimbursed to Landlord from the proceeds of any rental loss insurance procured by Landlord hereunder, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises or any other portion of the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.


     27.4 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except to the extent of Landlord's gross negligence or willful misconduct and except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy and Tenant is not using or otherwise occupying same as specifically provided above in this Section
27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.


28.  Condemnation

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.


29.  Environmental Matters/Hazardous Materials

     29.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E and incorporated herein by this
                                    ---------
reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.
                                                           ---------

     29.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto other than customary and usual cleaning products, office products and other non-hazardous products used, stored or otherwise handled by Tenant in the ordinary course of its business. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times, with reasonable prior notice during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Any such inspections, entries or tests shall be conducted to minimize disruption of Tenant's business and operations.

     29.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

     29.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or
Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     29.6 Survival: Tenant's rights, obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease if Tenant has defaulted under the provisions of this Section or the Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

     29.7 Tenant's Exculpation: Tenant shall not be liable for nor otherwise obligated to Landlord under any provision of the lease with respect to (i) any claim, remediation obligation, investigation obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Material present in, on or about the premises or any of the Buildings in the Park to the extent not caused nor otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises, the Building or the Park caused by any source, including third parties other than Tenant and Tenant's Representatives, as a result of or in connection with the acts or omissions of persons other than Tenant or Tenant's Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Building or the Park, or does not take a reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Building or the Park.

30.  Financial Statements

Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Premises, the Building or the Park, or any prospective purchaser of any portion of the Building or the Park, within ten
(10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.


31.  General Provisions

     31.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     31.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

     31.4 Landlord's Personal Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

     31.5 Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

     31.6 Choice of Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     31.7 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     31.8 Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

     31.9 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

     31.10 Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or refusal of delivery. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

     31.11 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

     31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     31.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

     31.14 Merger. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.  Signs

All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit G hereto and made a part
                                           ---------
hereof. Notwithstanding the above, Tenant shall have the right to building, monument, door and lobby signage in accordance with Landlord's standard signage
program which shall be subject to all applicable governmental agencies.   Tenant
shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.  Mortgagee Protection

Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than sixty (60) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. So long as any subordination agreement or other agreement between the applicable lender so provides, Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord, and Landlord acknowledges that Tenant may rely on such notices or directions from Landlord's lender.

34.  Quitclaim

Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises.

35.  Modifications for Lender

If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder and as long as Landlord reimburses Tenant for reasonable legal costs actually incurred.

36.  Warranties of Tenant

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.  Compliance with Americans with Disabilities Act

Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord hereby represents to Tenant that each Building, at the time Landlord obtains the permit for the initial construction thereof and the Shell Improvements, shall be in compliance with the ADA. Landlord will be fully responsible for making all alterations and repairs to each such Building, at Landlord's cost (which shall not be included in Operating Expenses) resulting from or necessitated by the failure of Landlord or Landlord's contractors to comply with the foregoing ADA representation.

38.  Brokerage Commission

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.  Quiet Enjoyment

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.  Landlord's Ability to Perform Tenant's Unperformed Obligations

Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law.

41.  Satellite Dish

Tenant shall have the right (but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense, to install and operate a satellite or microwave dish or dishes ("Satellite Dishes") along with any necessary cables ("Cables") on a portion of the roof of the Building to be designated by Landlord ("Roof Space") for the Term of the Lease (the Satellite Dishes and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant's sole cost and expense, (ii) contained visually within the roof screen, (iii) installed and operated to Landlord's reasonable specifications, and (iv) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC systems and other reasonable considerations; provided, the cost of all such modifications shall be the responsibility of Tenant. All modifications to the Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of any work with respect to the Equipment. No additional rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Roof Space and any other portion of the Buildings affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in
Section 15. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 14 of this Lease. The Equipment shall comply with all-non-interference rules of the Federal Communications Commission. If applicable, Tenant shall provide to Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant's frequencies. Anything to the contrary contained herein notwithstanding, if, during the Lease Term, as such Term may be extended, Landlord, in its reasonable judgment, believes that the Equipment poses a human health or environmental hazard that cannot be remediated or has not been remediated within ten (10) days after Tenant has been notified thereof, then Tenant shall immediately cease all operations of the Equipment and Tenant shall remove all of the Equipment within thirty (30) days thereafter. To the best of Tenant's knowledge, Tenant represents to Landlord that the Equipment shall not emit or project any electro-magnetic fields which pose a human health or environmental hazard. In addition, Tenant shall be responsible for insuring the Equipment and Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof.

42.  Tenant's Ability to Perform Landlord's Unperformed Obligations

Notwithstanding anything to the contrary contained in this Lease, if Landlord shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Landlord under Section 11.2 of this Lease (the "Landlord Repair Obligations") after expiration of all applicable notice and cure periods for Landlord's and any mortgagee's benefit as set forth in Sections 23 and 33, respectively, then Tenant may, at Tenant's option and risk, but without any obligation to do so, after delivery of an additional 20-day prior written notice to Landlord, perform any such Landlord Repair Obligation. If Tenant so performs any such Landlord Repair Obligation hereunder, the full amount of the fair and reasonable costs and expenses incurred by Tenant to perform such Landlord Repair Obligation on Landlord's behalf shall be owing by Landlord to Tenant, and Landlord shall pay to Tenant the full undisputed amount thereof within sixty (60) days of Landlord's receipt of Tenant's written demand therefor together with reasonable evidence verifying the amount of such costs and expenses. Tenant agrees that if Tenant exercises any right hereunder to perform any Landlord Repair Obligation on behalf of Landlord, then Tenant will perform such Landlord Repair Obligation (1) in compliance with all applicable Laws to which Landlord would be subject under this Lease (if Landlord were performing such Landlord Repair Obligation), (2) in a good workmanlike manner using materials of a quality and grade at least equal to that in place as of the date of delivery of the Premises to Tenant, if applicable, (3) without interfering with the rights of other tenants in the Park, and (4) in compliance with the terms and provisions of Section 10.1 hereof, as applicable. Tenant will promptly assign to Landlord any warranties or guaranties in respect of any Landlord Repair Obligation which involves repair or maintenance work to the Premises, Building or any portion of the Park.

     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.


Tenant:

POWER INTEGRATIONS, INC.,

a Delaware corporation

By: /s/ Clifford J. Walker
   -------------------------------------

Its:____________________________________

Date:___________________________________

By:_____________________________________

Its:____________________________________

Date:___________________________________


Landlord:

LINCOLN-RECP HELLYER OPCO, LLC,
a Delaware limited liability company

By:  LEGACY PARTNERS COMMERCIAL, INC.,
     as manager and agent for Lincoln-RECP Hellyer OPCO, LLC

     By: /s/ Barry Diraimondo
        --------------------------------
          Senior Vice President

Date:___________________________________


If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                   Exhibit A

                                   Premises

This exhibit, entitled "Premises", is and shall constitute Exhibit A to that
                                                           ---------
certain Lease Agreement dated December 29, 1999 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, LLC, a Delaware limited liability company ("Landlord") and POWER INTEGRATIONS, INC., a Delaware corporation ("Tenant") for the leasing of certain premises located at 5245 and 5265 Hellyer Avenue, San Jose, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building(s) specified in the Basic Lease Information. The cross-hatched area depicts the Premises within the Project:

                                   Exhibit A

                                   Premises

                                   Exhibit A

                                   Premises

                         Exhibit B to Lease Agreement
                  Tenant Improvements and Shell Improvements

This exhibit, entitled "Tenant Improvements and Shell Improvements", is and shall constitute Exhibit B to that certain Lease Agreement, dated for reference
                 ---------
purposes as of December 29, 1999 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, LLC, a Delaware limited liability company ("Landlord"), and POWER INTEGRATIONS, INC., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 5245 and 5265 Hellyer Avenue, San Jose, California (the "Premises"). The terms, conditions and provisions of this Exhibit B are
                                                                ---------
hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.


1.   Tenant To Construct Tenant Improvements.  Subject to the provisions below,
     ---------------------------------------
Tenant shall be solely responsible for the planning, construction and completion of the interior tenant improvements ("Tenant Improvements") to the Premises in accordance with the terms and conditions of this Exhibit B. The Tenant
                                                 ----------
Improvements shall not include any of Tenant's personal property, trade fixtures, furnishings, equipment, data and telecommunications equipment, cabling or similar items.

2.   Tenant Improvement Plans.
     ------------------------

     A.   Preliminary Plans and Specifications.  Promptly after execution of the
          ------------------------------------
Lease, Tenant shall retain Landlord's licensed and insured architect ("Architect") to prepare preliminary working architectural and engineering plans and specifications ("Preliminary Plans and Specifications") for the Tenant Improvements. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient detail to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications within five (5) business days after Landlord receives the Preliminary Plans and Specifications and, if disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant along with detailed comments describing the changes being required, who shall make all necessary revisions within fifteen (15) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications".

     B.   Final Plans and Specifications.  After the Final Preliminary Plans and
          ------------------------------
Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare in twenty (20) days following Landlord's approval of the Final Preliminary Plans and Specifications the final working architectural and engineering plans, specifications and drawings ("Final Plans and Specifications") for the Tenant Improvements. Tenant shall then deliver the Final Plans and Specifications to Landlord. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) business days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant who shall make all necessary revisions within fifteen (15) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

     C.   Miscellaneous.  All deliveries of the Preliminary Plans and
          -------------
Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Building and Landlord's interest. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals.

     D.   Building Standard Work.  The Construction Documents shall provide that
          ----------------------
the Tenant Improvements to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-2, and shall consist of improvements which are generic in nature
-----------
subject to Section 10 herein; provided however Tenant may install Tenant Specific Tenant Improvements subject to the removal obligations set forth in Sections 10.1 and 10.2 of the Lease.

     E.   Construction Agreements.  Tenant hereby covenants and agrees that a
          -----------------------
provision shall be included in each and every agreement made with the Architect and the Contractor with respect to the Tenant Improvements specifying that Landlord shall be a third party beneficiary thereof, including without limitation, a third party beneficiary of all covenants, representations, indemnities and warranties made by the Architect and Contractor, as applicable.

3.   Permits.  Tenant, at its sole cost and expense (subject to the provisions
     -------
of Paragraph 5 below), shall (i) obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents, (ii) cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents, and (iii) undertake all steps necessary to ensure that the construction of the Tenant Improvements is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules, and regulations applicable to the construction of the Tenant Improvements and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises and/or the Building.

4.   Construction.
     ------------

     A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents approved by Landlord and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for

Landlord's obligation to contribute the Tenant Improvement Allowance in accordance with the provisions of Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

     B. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall employ a licensed, insured and bonded general contractor ("Contractor") to construct the Tenant Improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and subcontractors shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed and any comments or modifications shall be provided to Tenant within five (5) business days. Proof that the Contractor is licensed in California, is bonded as required under California law, and has the insurance specified in Exhibit B-1, attached hereto and incorporated herein by this
             -----------
reference, shall be provided to Landlord at the time that Tenant requests approval of the Contractor from Landlord. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Exhibit B-1.
                                                            -----------

     C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord's reasonable satisfaction and which shall be approved within seven (7) days after receipt thereof by Landlord:

          (i)    An estimated budget and cost breakdown for the Tenant
Improvements.

          (ii)   Estimated completion schedule for the Tenant Improvements.

          (iii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority required for the commencement of construction and installation of the Tenant Improvements; provided, however, if prior to commencement of the construction and installation of Tenant Improvements Tenant has not received the electrical, plumbing or mechanical permits, Tenant shall only be required to provide Landlord with evidence that Tenant has made application therefor, and, upon receipt by Tenant of such permits, Tenant shall promptly provide Landlord with copies thereof.

          (iv) Evidence of Tenant's procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4.B and 4.G.

     D. Landlord shall at all reasonable times have a right to inspect the Tenant Improvements (provided Landlord does not materially interfere with the work being performed by the Contractor or its subcontractors) and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord shall give notice of faulty construction or any other material deviation from the Construction Documents, Tenant shall cause the Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

     E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to commence so that Landlord can post and record any appropriate Notice of Non-Responsibility.

     F. Tenant acknowledges and agrees that the agreements and covenants of Tenant in Sections 10 and 37 of the Lease shall be fully applicable to Tenant's construction of the Tenant Improvements.

     G. Tenant shall maintain, and cause to be maintained, during the construction of the Tenant Improvements, at its sole cost and expense, insurance of the types and in the amounts specified in Exhibit B-1 and in Section 12 of
                                             -----------
the Lease, together with builders' risk insurance for the amount of the completed value of the Tenant Improvements on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as the Landlord shall reasonably require in connection with the Tenant Improvements.

     H. No materials, equipment or fixtures (exclusive of Tenant's equipment or trade fixtures) shall be delivered to or installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such items, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     I. Landlord reserves the right to establish reasonable rules and regulations for the use of the Building during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, hours of work, use of elevators, and clean-up of construction related debris.

     J. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

          (i) Any certificates required for occupancy, including a permanent and complete Certificate of Occupancy issued by the City of San Jose.

          (ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents, reasonably approved by Landlord.

          (iii) A cost breakdown itemizing all expenses for the Tenant Improvements, together with invoices and receipts for the same or other evidence of payment.

          (iv) Final and unconditional mechanic's lien waivers for all the Tenant Improvements.

          (v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official records of the county of Santa Clara, and Tenant shall then deliver to Landlord a true and correct copy of the recorded Notice of Completion.


          (vi) A true and complete copy of all as-built plans and drawings for the Tenant Improvements.


5.   Tenant Improvement Allowance.
     ----------------------------


     A.   Subject to Tenant's compliance with the provisions of this Exhibit B,
                                                                     ---------
Landlord shall provide to Tenant an allowance in the approximate amount of Two Million Nine Hundred Sixty Five Thousand Eight Hundred and 00/100 Dollars ($2,965,800.00) based upon a rate of Twenty-Five Dollars ($25.00) per rentable square foot of the Premises (the "Tenant Improvement Allowance") to construct and install only the Tenant Improvements. The actual amount of the Tenant Improvement Allowance shall be adjusted commensurately based upon the actual rentable square feet of the Premises after Landlord's Substantial Completion of the Shell Improvements. The Tenant Improvement Allowance shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this Exhibit B. The costs to be paid out of the Tenant Improvement
             ---------
Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the "Tenant Improvement Costs"), including all of the following:

          (i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation:

          (ii) All costs of obtaining building permits and other necessary authorizations from local governmental authorities;

          (iii) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

          (iv) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry;

          (v) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant's and Landlord's approval of the Construction Documents;

          (vi)   Utility connection fees;

          (vii) Inspection fees and filing fees payable to local governmental authorities, if any;

          (viii) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Construction Documents, including the cost of installation; and,

          (ix) A construction management fee payable to Landlord in the amount of percent (3.5%) of the aggregate of the principal amount of the Tenant Improvement Allowance (the "CM Fee") which shall be paid in prorated installments at the time payments of the Tenant Improvement are made to Tenant.

The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs, and the disbursement of the Tenant Improvement Allowance is subject to the provisions contained hereinbelow. Except for payment of the CM Fee, Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for Tenant Improvement Costs paid or incurred by Tenant. Payment of the CM Fee shall be the first payment from the Tenant Improvement Allowance and shall be made by means of a deduction or credit against the Tenant Improvement Allowance. All other payments of the Tenant Improvement Allowance shall be by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics' lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics' lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen; (b) receipt by Landlord of unconditional mechanics' lien releases from the Contractor and all subcontractors, labor suppliers and materialmen for all work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work; (c) receipt by Landlord of any and all documentation reasonably required by Landlord detailing the work that has been completed and the materials and supplies used as of the date of Tenant's request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used; and (d) completion by Landlord or Landlord's agents of any inspections of the work completed and materials and supplies used as deemed reasonably necessary by Landlord. Except for the CM Fee payment (credit), Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence. The preceding notwithstanding, all Tenant Improvement Costs paid or incurred by Tenant prior to Landlord's approval of the Construction Documents in connection with the design and planning of the Tenant Improvements by Architect shall be paid from the Tenant Improvement Allowance, without any retention, within fourteen (14) days following Landlord's receipt of invoices, bills or statements from Architect evidencing such costs. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain five percent (5%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the lien-free expiration of the time for filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or the Contractor or any subcontractor in connection with the construction and installation of the Tenant Improvements.

     B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention Tenant is in material default of this Lease. Such payments shall resume upon Tenant curing any such default within the time periods which may be provided for in the Lease.

     C. If the total cost of constructing the Tenant Improvements is less than the Tenant Improvement Allowance, the Tenant Improvement Allowance shall be automatically reduced to the amount equal to said actual cost.

6.   Termination.  If the Lease is terminated prior to the date on which the
     -----------
Tenant Improvements are completed, for any reason due to the material default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the demolition and/or removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not remove any portion of the Tenant Improvements unless otherwise notified by Landlord, in writing.

7.   Tenant Access.  Landlord will grant Tenant a license to have access to the
     -------------
Premises prior to the Shell Improvements being Substantially Completed (defined below) to allow Tenant to do other work required by Tenant to install a portion of the Tenant's Property and to otherwise make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

     (a) Tenant shall give to Landlord a written request to have such access not less than seven (7) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; and (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds).

     (b) Tenant shall indemnify, defend and hold the Indemnitees harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys' fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, the Tenant's Pre-Occupancy Work.

     (c) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to the reasonable scheduling requirements by Landlord.

     (d) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the work related to Substantial Completion of the Shell Improvements (the "Work") and any additional work pursuant to approved change orders for the Shell Improvements, Landlord's work in other areas of the Park, or the general operation of the Park. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

     (e) Any such entry into and limited occupancy of any portion of the Premises by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the Term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved change orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, after delivery to Tenant of prior notice that such extra costs are reasonably anticipated by Landlord to be incurred, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

8.   Shell Improvements.  Subject to the conditions set forth herein, Landlord,
     ------------------
at its sole cost and expense, agrees to construct and install the Shell Improvements (which shall include the relocation and reconstruction of the mechanical storage area located on the west side of Building A) on the Lot in substantial compliance with the plans and specifications attached hereto as
Exhibit I (the "Shell Improvements Plans"). In constructing and installing the Shell Improvements, Tenant shall not have any approval or consensual rights (and Landlord shall not be required to obtain Tenant's consent therefor) concerning the Shell Improvements, except to the extent of any material deviations from the Shell Improvements Plans. Notwithstanding anything to the contrary contained herein or in the Lease, Landlord hereby represents to Tenant that the construction of the Shell Improvements shall be performed substantially in accordance with the Shell Improvements Plans in a good and workmanlike manner, free of material defects, and in compliance with all applicable building codes, ordinances, statutes and other lawful governmental or quasi-governmental authority, and that all materials and equipment furnished shall conform to said plans and be new and otherwise of good quality. The Shell Improvements shall not include the Tenant Improvements nor any of Tenant's personal property, equipment, furnishings, trade fixtures or fixtures. Landlord shall use commercially reasonable efforts to cause its general contractor to Substantially Complete (defined below) the Shell Improvements by the scheduled Commencement Date specified in the Basic Lease Information (the "Completion Date"), subject to delays due to (a) acts or events beyond its reasonable control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and inclement weather (including, but not limited to, rain delays), (b) the lack of availability or shortage of specialized materials used in the construction of the Shell Improvements, (c) any matters beyond the control of Landlord, the general contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Shell Improvements (except to the extent such changes are directly attributable to Tenant's use or the Tenant Improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"). Tenant Delays shall include, but not be limited to, all of the following described events or occurrences, but only to the extent such events or occurrences directly cause a delay in the completion of the Shell Improvements (it being understood that any such events or occurrences that result in delays only to the completion of the Tenant Improvements shall not constitute Tenant Delays): (i) delays related to changes made or requested by Tenant to the Construction Documents with respect to the Tenant Improvements; (ii) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required herein; (iii) the failure of Tenant to comply with the requirements of this Exhibit B; (iv) Tenant's requirements for special work
                         ---------
or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (v) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's particular use or Tenant's specialized tenant improvements which do not conform to Landlord's Building Standards; (vi) the performance of any additional work pursuant to a change order which is requested by Tenant; (vii) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (viii) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever. Any delays in the construction of the Shell Improvements due to any of the events described above and designated as "Tenant Delays", shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including without limitation, any costs and expenses attributable to increases in labor or materials.

9.   Substantial Completion of Shell Improvements.  The Shell Improvements shall
     --------------------------------------------
be deemed substantially complete on the earlier to occur of (i) the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Shell Improvements whether in the form of the issuance of a final permit, conditional final permit or the written approval evidencing its final inspection on the building permits and Landlord's general contractor and architect issue written verification that the Shell Improvements have been substantially complete, or (ii) the date on which Tenant first utilizes the Premises for purposes of performing the Tenant's Pre-Occupancy Work or commencing the Tenant Improvements ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"). Subject to the provisions set forth below, if the Work with respect to the Shell Improvements is not deemed to be Substantially Completed on or before the scheduled Completion Date, (A) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (B) subject to Tenant's termination right as set forth in Section 2 of the Lease, the Lease shall remain in full force and effect, and (C) Landlord shall not be deemed to be in breach or default of the Lease or this Exhibit B as a result thereof and, Landlord
                                ---------
shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise). The Commencement Date and the Expiration Date of the Term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to any Force Majeure Delays which delay the Substantial Completion of the Shell Improvements. In the event Landlord will incur a delay in the Substantial Completion of the Shell Improvements, Landlord shall deliver notice to Tenant of such delay and notice of the anticipated delivery date.

10.  Substantial Completion of Tenant Improvements.  The Commencement Date and
     ---------------------------------------------
the Expiration Date of the Term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to any Tenant's Force Majeure Delays or Landlord's Delays (as those terms are hereinafter defined) which delay the Substantial Completion of the Tenant Improvements. As used herein, the term "Tenant's Force Majeure Delays" means delays due to acts or events beyond Tenant's reasonable control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the work. The term "Landlord Delays" shall mean any delay attributable to Landlord and/or any of Landlord's agents, employees or representatives (collectively, "Landlord's Representatives") including: (i) the failure of Landlord to furnish all or any plans, drawings, specifications, finish details or other information required herein; (ii) the failure of Landlord to comply with the requirements of this Exhibit B; (iii) any delays caused by delay in delivery of the Shell Improvements Substantially Complete (only to the extent such delay actually causes Tenant the inability to commence or complete the Tenant Improvements); or (iv) delays associated with Landlord completing any corrective work of the Shell Improvements (only to the extent such corrective work causes and a delay in Tenant having the ability to commence or complete the Tenant Improvements).

11.  Lease Provisions; Conflict.  The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this Exhibit B, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                  Exhibit B-1
                      Construction Insurance Requirements

Before commencing work, the contractor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A. Workers' Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B. Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner's and Contractor's Protective, and
Products/Completed Operations Liability*, in the following minimum limits of liability.

     Bodily Injury, Property Damage, and
     Personal Injury Liability    $2,000,000/each occurrence
                                  $3,000,000/aggregate


     *Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

     Coverage should include protection for Explosion, Collapse and Underground Damage.

C. Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

     Bodily Injury and Property    $1,000,000/each occurrence
     Damage Liability              $2,000,000/aggregate

     This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D. Umbrella Liability Insurance in a minimum amount of five million dollars ($5,000,000), providing excess coverage on a following-form basis over the Employer's Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E. Equipment and Installation coverages in the broadest form available covering Contractor's tools and equipment and material not accepted by Tenant. Tenant will provide Builders Risk Insurance on all accepted and installed materials.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material modification shall be effective without thirty (30) days prior written notice provided to Landlord,
(3) provide no deductible greater than $15,000 per occurrence, (4) contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders, and (5) comply with the requirements of Sections 12.2, 12.3 and 12.4 of the Lease to the extent such requirements are applicable.

                                  EXHIBIT B-2

                             OUTLINE SPECIFICATION
                                      FOR
                        Hellyer Oaks Technology Park II
                             San Jose, California

DEMISING PARTITION AND CORRIDOR WALLS: (USG Interiors Gypsum Board)

Note: All partitions to be paint finished on smooth surfaces GA-214, level 4 (except with respect to areas which are more industrial in nature which would not require such level of finish as determined between Landlord and Tenant).
           One hour rated walls where required based on occupancy group.
           All interior corridors to be tunnel construction.

A. 3 5/8" 20-gauge metal studs at 16" O.C. (or as required by code based on partition height) framed full height from finish floor to structure above.

B. One (1) layer 5/8" drywall Type "X" both sides full height, full height, fire taped smooth ready to paint. Contact name: Monte Fowles 714.978.0901 Ext. 8442

C. Cost of demising partition to be equally divided between tenant improvement allowance for adjoining tenant.

INTERIOR PARTITIONS: (USG Interiors gypsum board)

Note:  Partitions must connect to building mullions.

A. 3 5/8" 20 gauge metal studs at 24" O.C. to underside of T-Bar ceiling grid at 9'0" A.F.F.; tegular ceiling tiles must be scribed.

B.   One (1) layer 5/8" drywall both sides of wall.

d.   3 5/8" metal studs including all lateral bracing as required by code.

e. One (1) layer 5/8" drywall both sides full height, smooth ready to paint. Contact name: Monte Fowles, voice mail 800-964-4874

PERIMETER DRYWALL (AT OFFICE AREAS):

A.   2 1/2" metal studs @ 24" O.C.

B.   One (1) layer 5/8" Type "X" smooth and ready for paint.

COLUMN FURRING:

A.   2 1/2" metal studs all around column floor to 2" above ceiling grid.

B.   One (1) layer 5/8" smooth and ready for paint.

c.   Columns within walls shall be furred-out.

INSULATION:

A.   Insulation as required by Title 24 for building envelope.

B. Partitions surrounding conference rooms, lunch rooms and copy rooms to receive R-11 within wall cavity and four foot on either side of partitions over suspended ceiling and over ceiling at demising wall ( if not full height).

PAINTING:

A. All gypsum wall boards to receive a prime coat (hi-build PVA sealer) and two (2) coats of carefree eggshell paint to cover as manufactured by Kelly Moore, Dunn-Edwards, or equal. The colors to be verified and approved by owner.

B.   Semi-gloss paint at all Break Rooms and Storage Rooms.

WINDOW COVERING:

A. Exterior window covering: 1" mini-blinds as manufactured by Levelor, series: Riveria, Dustguard 1" Blind, Finish: satin aluminum.

B.   Blinds to be sized to fit within window module.

C. Mini-blinds to be installed with building shell costs but costs allocated to tenant improvement allowance.

SUSPENDED ACOUSTICAL CEILINGS: (USG Interiors)

Note: Tenant ceiling height at 10'-0" above finished floor at first floor and 9'-0" AFF at second floor.
       Gyp. Board ceiling at all restrooms typical.

A. 2' X 2' USG Interiors Inc. grid system, Fineline, Donn narrow 9/16" face with 1/4" reveal, intermediate duty, DXF2924,DXF229,DXF429N, with M9 wall molding detail; finish: matte white, steel T-bar grid system with wire suspension per code.

B.   24" X 24" X 3/4" USG Interiors, Inc. acoustical tile; Acoustone, Pattern:
     Frost w/FLB tegular edge; NRC: .65-.75, CAC:40-44.

VCT:

A.   Armstrong Standard Excelon, Imperial texture, 1/8" x 12" x 12" or equal.

B. Slabs on first floor shall be water proofed per flooring manufacturer's recommendations, at sheet vinyl or VCT areas.

C.   Provide vinyl transition strip between carpet and VCT.

LIGHT FIXTURES:

A. Office space: 2" X 4" T-bar lay in 3-tube energy efficient fixture, 277 volt, T-8 tubes with electronic ballasts, cool white fluorescent tubes with 18 cell silver reflective parabolic lens as manufactured by Lithonia 2PM3N 2'x4' or equivalent. (Approximately 50 F.C. at desk height)

B. Corridor, tunnel construction: 2" X 4" recessed 3-tube energy efficient fixture, 277 volt, T-8 tubes with electronic ballasts, cool white fluorescent tubes with 18 cell silver reflective parabolic lens as manufactured by Lithonia 2PM3N 2'x4' or equal. Provide one-hour fire rated gypsum board enclosure around exterior of fixture housing.

C. Provide all exit lights, night lights, directional and emergency lights per code.

LIGHT SWITCHES

A.   Switching as required by lighting management system and by Title 24.

B. Switch assembly to be Levinton or equivalent, Finish: White. Multiple switches in same location shall be ganged and finished with one-piece coverplates.

C. Light switches to be installed at 48" AFF maximum to center of operating control.

D.   No soft wiring at lighting is allowed.

ELECTRICAL OUTLET

A. 110V duplex outlet as manufactured by Leviton or equivalent, coverplate finish to be white recessed in interior partition, at 18" AFF, unless otherwise noted.

B. Maximum eight (8) outlets per 20 amp 3 phase 4 wire circuit, spacing to meet code requirements. (20 amp circuit per 200SF of open area for workstations)

C.   Transformers to be a minimum of 20% or over required capacity.

D. Contractors to inspect electric room, and base building electrical drawings to include all necessary connections.

E.   No aluminum wiring is acceptable.

F.   All workstation hardwire connections to building power by tenant.

G. Provide separate neutrals for each circuit. Use stranded wire for each circuit. Use copper conductors only, no exception.

EXIT LIGHT

A. Edge lighted exit light with recessed ceiling mount. Floating letters on a clear panel with LED technology, by Alkco or equvalent within all corridors and common lobbies.

B. Ceiling mouned exit light, factory assembled self powered, sealed lead calcium, 277 volt AC, White baked enamel finish with stencil face with green letters, by Emergi-Lite # W-SMX--G or equivalent within tenant space.

C.   Provide exit lights with battery back up at all exits required by code.

D. All life safety items including horns & strobes and speaker shall have white covers typ.

TELEPHONE /DATA OUTLET

A. One (1) single box to house telephone/data jack with pull string from outlet box to area above T-bar ceiling with cover plates by telephone/data vendors, per office; tow (20 boxes to house telephone/data, as above, per large open area. Cover plate to be Satin aluminum finish. Mount boxes at 18" AFF unless otherwise noted.

B. One six foot wide by four foot high plywood backboard installed as telephone backboard, brace and secure to wall. Paint to match wall color. Provide one duplex 20 amp dedicated outlet for telephone service per above electrical specifications. Provide 2" conduit from floor main phone room to six" below ceiling at telephone backboard.

C. Telephone panel board to be located within tenant space electrical room and to be surface mounted.

D. Cable, service installation for telephone and data outlets by tenant's vendor at tenant's cost. Additional outlets and coverplates to be provided by tenant's vendor at tenant's cost. In speculative office suites, contractor to provide and install coverplates in white.

FIRE SPRINKLERS:

A. As required by fire code, all sprinkler heads shall be semi-concealed with white finish escutcheon and chrome head.

B. As require by fire code, provide fire extinguishers with recessed cabinet painted to match adjacent wall.

C. As required by life safety code and install as Design Build, provide fire protective signaling systems. Install height of manual stations to be center of fire alarm initiating devices at 48" AFF maximum.

TOPSET BASE:

A. Office, Corridor, and Elevator Lobby: 2 1/2" rubber base top set as manufactured by Burke or equivalent, standard colors only.

B.   VCT area: 2 1/2" rubber coved base at VCT areas.

CARPET:

A. Shaw: T.I. Factor tufted cut pile, 30 ounces per sq. yard or Supply and Demand patterned graphic loop, 28 oz. per sq. yard; glue down installation

WOOD DOORS:

A. Interior doors: Shall be 3'0" W. x 9'0"H. x 1 3/4"T Western Oregon Door Inc. solid core, a veneer grade, select white maple flat cut,/plain sliced, bookmatched or whole piece, clear sealer finish.

B. Corridor doors: same as above except 20-minute fire rated for corridor tunnel construction

DOOR FRAMES:

A. Shall be Timely, 3 3/4" or 4 7/8" throat prefinished satin aluminum with clear coat with squared edge.

B.   Corridor frames to be 20-minute fire rated for corridor tunnel construction

HARDWARE:

A. Butts: two pair per door, Stanley #F179-US32D630; Door hardware: Schlage "D" series "Sparta" style lever. Latchset # SPA-D10S-626 and Lockset # SPA-D53PD-626; Door stop: Glynn Johnson FB13-626, floor dome type; Closer (where required): LCN #4110 powder coat finish US 26D. Typical hardware finish: US 26D Satin chrome plated or US32D Satin stainless steel throughout, which ever is applicable.

B.   Closer at entry doors: LCN 4110 Series, 4111 cylinder for accessibility.

Note:Hardware for corridor doors to be 20 minute fire rated for corridor construction; non-rated for tenant interior doors.

MILLWORK / CABINETRY: ( Shall comply with, but is not provided as a standard specification.)

A. Casework to comply with W.I.C. Custom standards. Casework construction to be particle board clad with plastic laminate on all exposed edges. Casework interiors to be melamine with matching material on backside of doors as exterior.

B. Plastic laminate veneers by Wilsonart or equivalent, for counters or cabinet to be single or double color and texture to coordinate with building standard color palette.

                         Exhibit C to Lease Agreement
                              Rules & Regulations


This exhibit, entitled "Rules & Regulations", is and shall constitute Exhibit C
                                                                      ---------
to that certain Lease Agreement dated December 29, 1999 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, LLC, a Delaware limited liability company ("Landlord") and POWER INTEGRATIONS, INC., a Delaware corporation ("Tenant") for the leasing of certain premises located at 5245 and 5265 Hellyer Avenue, San Jose, California (the "Premises"). The terms, conditions and provisions of this Exhibit C are hereby incorporated into and are made a part of the Lease. Any
---------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

7. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

8.   No person shall go on the roof without Landlord's permission.

9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

11. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

14. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

15. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

16. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                   Exhibit E
                  Hazardous Materials Disclosure Certificate


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord: ______________________________________________________________________
          ______________________________________________________________________
          c/o Legacy Partners Commercial, Inc.
          101 Lincoln Centre Drive, Fourth Floor
          Foster City, California  94404
          Attn: _____________________________________
          Phone: (650) 571-2200

Name of (Prospective) Tenant: __________________________________________________

Mailing Address: _______________________________________________________________
________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
________________________________________________________________________________
________________________________________________________________________________

Address of (Prospective) Premises: _____________________________________________

Length of (Prospective) Initial Term: __________________________________________
________________________________________________________________________________

1.   General Information:


     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

     ___________________________________________________________________________
     ___________________________________________________________________________

2.   Use, Storage and Disposal of Hazardous Materials

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes               Yes [_]            No [_]
          Chemical Products    Yes [_]            No [_]
          Other                Yes [_]            No [_]

          If Yes is marked, please explain: ____________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
          Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   Storage Tanks and Sumps

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

          Yes [_]      No [_]

          If yes, please explain: ______________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4.   Waste Management

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [_]      No [_]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

          Yes [_]      No [_]

          If yes, attach a copy of the most recent report filed.

5.   Wastewater Treatment and Discharge

     5.1  Will your company discharge wastewater or other wastes to:


          _________ storm drain?     __________ sewer?

          _________ surface water?   __________ no wastewater or other wastes
                                                discharged.

          Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

          ______________________________________________________________________
          ______________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [_]      No [_]

          If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

          ______________________________________________________________________
          ______________________________________________________________________

6.   Air Discharges

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [_]      No [_]

          If yes, please describe: _____________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

          _________ Spray booth(s)   __________ Incinerator(s)

          _________ Dip tank(s)      __________ Other (Please describe)

          _________ Drying oven(s)   __________ No Equipment Requiring Air
                                                Permits

          If yes, please describe: _____________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

7.   Hazardous Materials Disclosures

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes [_]      No [_]

          If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [_]      No [_]

          If yes, please explain: ______________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

8.   Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes [_]      No [_]

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [_]      No [_]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

          Yes [_]      No [_]

          If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________

9.   Permits and Licenses

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) __________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:

By: __________________________

Title: _______________________

Date: ________________________

                                   Exhibit F
                      First Amendment to Lease Agreement
                          Change of Commencement Date


This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of _________________________, by and between _____________________________ ("Landlord"), and ________________________
("Tenant"), with reference to the following facts:

                                   Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.   Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Recitals:  Landlord and Tenant agree that the above recitals are true
          --------
and correct.

     2.   The Commencement Date of the Lease shall be ________________________.

     3.   The last day of the Term of the Lease (the "Expiration Date") shall be
______________.

     4.   The dates on which the Base Rent will be adjusted are:

          for the period ________ to _______ the monthly Base Rent shall be $___________;

          for the period ________ to _______ the monthly Base Rent shall be $__________; and

          for the period ________ to _______ the monthly Base Rent shall be $___________.

     5.   Effect of Amendment:  Except as modified herein, the terms and
          -------------------
conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     6.   Definitions:  Unless otherwise defined in this Amendment, all terms
          -----------
not defined in this Amendment shall have the meaning set forth in the Lease.

     7.   Authority:  Subject to the provisions of the Lease, this Amendment
          ---------
shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     8. The terms and provisions of the Lease are hereby incorporated in this Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                   Exhibit G
                                 Sign Criteria

                                   Exhibit H
            Subordination, Non-Disturbance and Attornment Agreement


When recorded mail to:

U. S. Bank National Association
2890 North Main Street
Walnut Creek, CA 94596

ATTN:

Date:  *

From:  *

                                  ("Tenant")

       *

                                 ("Landlord")

To:  U.S. BANK NATIONAL ASSOCIATION                         ("Lender")
     Commercial Real Estate Loan Administration
     *                                                       (Address)
*         (City, State, Zip)
     Attn:*

Lease Dated:  *
Lease Term:   *


                             W i t n e s s e t h:

     WHEREAS, the Tenant has entered into a lease dated *, 199 (the "Lease") , whose interest is held by Landlord, covering premises (the "Premises") described in Exhibit "A" attached hereto and incorporated herein by reference; and

     WHEREAS, the Lender has agreed to make a loan of * ($*) to the Landlord
                                                      -   -
secured by a Deed of Trust, hereinafter referred to as "mortgage" (which mortgage also secures any future advances made by Lender); provided, however, that said Lease is subordinate to the lien of the mortgage; and

     WHEREAS, Lender has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

     1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises, including but not limited to any option or right of first refusal to purchase Premises, or any acquisition of title to the Premises by Tenant during the term of the mortgage, are and shall be subject and subordinate to the mortgage and to all of the terms and conditions contained herein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

     2. Lender consents to the Lease and, in the event of foreclosure of said mortgage, or in the event Lender comes into possession or acquires title to the premises as a result of the enforcement or foreclosure of the mortgage or mortgage note, or as a result of any other means, Lender agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant from the Premises.

     3. Tenant agrees with Lender that if the interest of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or by any other manner, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the Landlord under the Lease, and Tenant does hereby attorn to Lender as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender after Lender receives title to the Premises, to promptly execute an instrument in confirmation of the foregoing provisions, satisfactory to Lender, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

     4. Tenant agrees with Lender that if Lender shall succeed to the interest of Landlord under the Lease, Lender shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to Lender, or (e) bound by any amendment or modification of the Lease made without Lender's consent, or (f) bound by any provision in the Lease which obligates the Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's consent.

     5. Tenant shall provide Lender with a copy of any written notice that Tenant sends to or receives from Landlord no later than 10 days after transmission or receipt. In the event that the Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to the Lender and the Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including and without limitation, any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder for a period of ten (10) days after receipt of such written notice thereof by the Lender with respect to any such default capable of being cured by the payment of money and for a period of thirty (30) days after receipt of such written notice thereof by the Lender with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence by cured within such thirty (30) day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if Lender shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

     6. Tenant agrees with Lender that Tenant's estate in the Premises shall not be conveyed or encumbered without the written consent of the Lender so long as the Lease is in effect.

     7. This Agreement shall bind and inure to the benefit of all parties hereto, their successors and assigns. As used herein the term "Tenant" shall include the Tenant, its successors and assigns; the words "foreclosure and "foreclosure sale: as used herein shall be deemed to include the acquisition of Landlords' estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Lender" shall include the Lender herein specifically named and any of its successors and assigns, including anyone who shall succeed to Landlord' interest in the Premises by, through or under foreclosure of the mortgage.

     8. This Agreement shall not be modified or amended except in writing signed by the parties hereto.

     9. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

     10. Notwithstanding any of the other provisions hereof, this Agreement is not intended to create and shall not be deemed to create any personal liability on the part of tenant for repayment of the loan secured by the mortgage.

   IN WITNESS WHEREOF the parties hereto have placed their hands and seals the day and year first above written.

Landlord:                             Tenant:

*                                     *
--------------------------------      ----------------------------------

By: *                                 By: *
    ----------------------------          ------------------------------
Its: *                                Its: *
     ---------------------------           -----------------------------

By: ____________________________      By: ______________________________
Its: ___________________________      Its: _____________________________


Lender:

U.S. BANK NATIONAL ASSOCIATION

By: *
    ----------------------------
Its: *
     ---------------------------

State of California     )
                        ) ss.
County of Contra Costa  )

On ___________, before me, ________________________________________, personally appeared ________________________________________________________, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                    WITNESS my hand and official seal.


                                    ____________________________________
                                       SIGNATURE OF NOTARY



State of California     )
                        ) ss.
County of Contra Costa  )

On ___________, before me, _______________________________________, personally appeared ________________________________________________________, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                    WITNESS my hand and official seal.


                                    ____________________________________
                                       SIGNATURE OF NOTARY



State of California     )
                        ) ss.
County of Contra Costa  )

On ___________, before me, ________________________________________, personally appeared ________________________________________________________, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                    WITNESS my hand and official seal.


                                    ____________________________________
                                       SIGNATURE OF NOTARY

                                  Addendum 1
                          Options to Extend the Lease


This Addendum 1 ("Addendum") is incorporated as part of that certain Lease Agreement dated for reference purposes as of December 29, 1999 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, LLC, a Delaware limited liability company ("Landlord") and POWER INTEGRATIONS, INC., a Delaware corporation ("Tenant") for the leasing of certain premises located at 5245 and 5265 Hellyer Avenue, San Jose, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   Grant of Extension Options.  Subject to the provisions, limitations and
     --------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an option (individually, an "Option" and collectively, the "Options") to extend the initial term of the Lease for two (2) successive five (5) year periods (individually, the "First Extended Term" and the "Second Extended Term", respectively, and collectively, the "Extended Terms").

2.   Tenant's Option Notice.  Tenant shall have the right to deliver written
     ----------------------
notice to Landlord of its intent to exercise these Options (the "Option Notice"). With respect to the First Extended Term, if Landlord does not receive the Option Notice from Tenant on a date which is neither more than three hundred sixty-five (365) days nor less than two hundred forty (240) days prior to the end of the initial term of the Lease, all rights to both Options shall automatically terminate and be of no further force or effect. With respect to the Second Extended Term, if Landlord does not receive the Option Notice from Tenant on a date which is neither more than three hundred sixty-five (365) days nor less than two hundred forty (240) days prior to the end of the First Extended Term of the Lease, all rights to the Option for the Second Extended Term shall automatically terminate and be of no further force or effect.

3.   Establishing the Initial Monthly Base Rent for the Extended Terms.  The
     -----------------------------------------------------------------
initial monthly Base Rent for each of the First Extended Term and the Second Extended Term shall be the then current market rent for the highest and best use for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the current market rental value of the Premises as of the commencement of the First Extended Term or the Second Extended Term, as applicable, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises, as reasonably determined by Landlord.

If Landlord and Tenant are unable to agree on the Fair Rental Value for either the First Extended Term or the Second Extended Term, as the case may be, within ten (10) days after receipt by Landlord of the Option Notice for the then applicable Extended Term, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and impartial commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. In addition, if either of the first two (2) brokers fails to submit their opinion of the Fair Rental Value within the time frames set forth below, then the single Fair Rental Value submitted shall automatically be the initial monthly Base Rent for the First Extended Term, or Second Extended Term, as the case may be, and shall be binding upon Landlord and Tenant. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If the two (2) brokers are unable to agree on the third broker, either Landlord or Tenant by giving ten (10) days' written notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be.
The determination of the Fair Rental Value by the third broker shall be binding upon Landlord and Tenant.

In no event shall the monthly Base Rent for any period of the First Extended Term, as determined pursuant to this Addendum, be less than the highest monthly Base Rent charged during the initial term of the Lease. In no event shall the monthly Base Rent for any period of the Second Extended Term as determined pursuant to this Addendum, be less than the highest monthly Base Rent charged during the First Extended Term of the Lease. Upon determination of the initial monthly Base Rent for the First Extended Term and the Second Extended Term, as applicable, pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease. Such amendment shall set forth the initial monthly Base Rent for the First Extended Term or the Second Extended Term, as applicable, and the actual commencement date and expiration date of the First Extended Term or the Second Extended Term, as the case may be, and any applicable increase to Tenant Security Deposit as required. Tenant shall have no other right to further extend the initial term or the First Extended Term, as the case may be, of the Lease under this Addendum unless Landlord and Tenant otherwise expressly agree in writing.

4.   Condition of Premises and Brokerage Commissions for the Extended Terms.  If
     ----------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Options. Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.   Limitations On, and Conditions To, Extension Options.  Except for Permitted
     ----------------------------------------------------
Transfers, the Options described in this Addendum are personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under the Options described in this Addendum shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant is in material default of any provision of the lease on the date Landlord receives the Option Notice for either the First or Second Extended Term as the case may be; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or
(3) Tenant shall have a minimum net worth of at least fifty (50) million dollars at the time of Tenant's delivery to Landlord of the then applicable Option Notice; and/or (4) Tenant has failed to exercise properly the Options described in this Addendum in a timely manner in strict accordance with the provisions of this Addendum; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms and provisions of the Lease.

6.   Time is of the Essence.  Time is of the essence with respect to each and
     ----------------------
every time period set forth in this Addendum.

                                       2